UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 24, 2003

INTERLINK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21808	77-0056625
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

546 Flynn Road, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (805) 484-8855

No Change

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press Release, dated as of April 24, 2003

99.2	Transcript of conference call held on April 24, 2003

Item 9.    Regulation FD Disclosure (pursuant to Item 12)

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 24, 2003, the Company issued a press release and held a conference call, each regarding the Company’s results of operations for the quarter ended March 31, 2003. The press release and a transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2003.

Interlink Electronics, Inc.

By:	/s/ PAUL D. MEYER
Paul D. Meyer Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated as of April 24, 2003

99.2	Transcript of conference call held on April 24, 2003